Exhibit 10.1

SUBSCRIPTION AGREEMENT

PROVISION HOLDING, INC.

Provision Holding, Inc.

9253 Eton Avenue

Chatsworth, CA 91311

The undersigned, _____________, a ____________ whose address is _________________________ (the “Subscriber”), understands that Provision Holding, Inc., a Nevada corporation (the “Company”), is offering for sale to the undersigned its common stock, par value $0.001, of the Company (the “Common Stock”) at a price per share of $0.06 per share. Each Subscriber shall receive warrants to purchase shares of the Company’s Common Stock with an exercise price of $0.09 per share (the “Warrant”) equal to 20% of the shares purchased by the Subscriber. The Subscriber acknowledges and understands that this offering (the “Offering”) is being made without registration of the Common Stock, the Warrant, or the Common Stock for which the Warrant is exercisable (collectively, the “Securities”), under the Securities Act of 1933, as amended (the “Act”), or any securities “blue sky” or other similar laws of any state.

1.	Offering. This Subscription Agreement and Offering is in connection with and part of the Company’s offering to investors of up to a maximum of $800,000 (the “Maximum Offering”) of Common Stock. The Offering commenced on March 22, 2017 and will continue until the first to occur of (i) that date upon which subscriptions for the Maximum Offering have been received and accepted by the Company, (ii) March 31, 2017, or (iii) that date upon which the Offering is terminated by the Company (the “Termination Date”).

2.	Subscription. Subject to the terms and conditions hereof, the Subscriber hereby subscribes for and agrees to purchase $__________ of Common Stock and a Warrant to purchase _______ shares of Common Stock upon acceptance of this Subscription Agreement.

3.	Payment for the Common Stock. The undersigned encloses herewith $_________ required to purchase the Common Stock and the Warrant subscribed for hereunder. If this subscription is not accepted by the Company for any reason, all documents and payment will be returned to the Subscriber.

4.	Representations and Warranties of the Company. The Company hereby represents and warrants to and covenants with the Subscriber as follows:

(a)	Organization and Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to carry on its business as presently conducted.

(b)	Corporate Power. The Company has all requisite legal and corporate power to execute and deliver this Subscription Agreement, to sell and issue the Common Stock and Warrants hereunder, and to carry out and perform its obligations under the terms of this agreement.

5.	Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company, as well as each officer, director and agent of the Company as follows:

(a)	General

(i)	The Subscriber has all requisite authority to enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder.

(ii)	The Subscriber is the sole party in interest and is not acquiring the Securities as an agent or otherwise for any other person. The Subscriber is a resident of (or domiciled in) the state set forth opposite its name on the signature page hereto and (A) if a corporation, partnership, trust or other form of business organization, it has its principal office within such state; (B) if an individual, he or she has his or her principal residence in such state; and (C) if a corporation, partnership, trust or other form of business organization which was organized for the specific purpose or acquiring the Securities, all of the beneficial owners are residents of such state.

(iii)	The Subscriber recognizes that the total amount of funds tendered to purchase the Securities is placed at the risk of the business and may be completely lost. The purchase of the Securities as an investment involves extreme risk.

(iv)	The Subscriber realizes that the Securities are restricted securities, that it may not be possible to sell or dispose of the Common Stock or the Warrant, and therefore the Securities must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and personal contingencies.

(v)	The Subscriber confirms and represents that it is able (A) to bear the economic risk of its investment, (B) to hold the securities for an indefinite period of time, and (C) to afford a complete loss of its investment. The Subscriber also represents that it has (x) adequate means of providing for its current needs and personal contingencies, and (y) has no need for liquidity in this particular investment.

(vi)	The Subscriber has not become aware of the offering of the Securities by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(b)	Information Concerning the Company.

(i)	The Subscriber acknowledges that it has access to and has reviewed all current information about the Company filed with the Securities and Exchange Commission (the “SEC”) (which filings can be accessed by going to www.sec.gov/edgar/searchedgar/companysearch.html, typing “Provision Holding, Inc.” in the “Company name” field, and clicking the “Search” button), including (A) the Company’s Form 10-K for the year ended June 30, 2016; (B) the Company’s Form 10-Q’s for the quarters ended September 30, 2016 and December 31, 2016; and (C) the Company’s Form 8-Ks filed with the SEC (collectively, the “Filed Documents”).

(ii)	The Subscriber or its representative is familiar with the business and financial condition, properties, operations and prospects of the Company, and, at a reasonable time prior to the execution of this Subscription Agreement, that it or its representative has been afforded the opportunity to ask questions of and receive satisfactory answers from the Company's officers and directors, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the offering of the Securities and has asked such questions as it or its representative desires to ask and all such questions have been answered to the full satisfaction of the Subscriber.

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(iii)	The Subscriber has been provided access to, has carefully read, and has relied solely (except for information obtained pursuant to (iv) below), on the information contained herein and in the Warrant (which have been provided to the Subscriber) and the Filed Documents, and no verbal or written representations or warranties have been made to Subscriber by the Company, or its employees or agents, other than the representations of the Company set forth herein.

(iv)	The Subscriber has had an unrestricted opportunity to: (A) obtain additional information concerning the offering of the Securities, the Company and any other matters relating directly or indirectly to Subscriber’s purchase of the Securities; and (B) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the Filed Documents, none of which was inconsistent with the Filed Documents.

(v)	The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed, taking into account all information received by the Subscriber.

(vi)	The Subscriber understands that the purchase of the Securities involves various risks, including, but not limited to, those outlined in this Subscription Agreement and the Filed Documents.

(vii)	The Subscriber acknowledges that no representations or warranties have been made to the Subscriber by the Company as to the tax consequences of this investment, or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

(viii)	All documents and records pertaining to a proposed investment in the Securities which the Subscriber or its representative has requested have been made available to the Subscriber.

(ix)	The Subscriber or its representative has been provided access to all information requested in evaluating its purchase of the Securities.

(c)	Status of the Subscriber

(i)	The Subscriber represents that the Subscriber is an Accredited Investor as that term is defined pursuant to Section 501 of Regulation D under the Act.

(ii)	The Subscriber agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Securities.

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(d)	Restrictions on Transfer or Sale of the Common Stock and the Warrant

(i)	The Subscriber is acquiring the Securities subscribed solely for the Subscriber's own beneficial account, for investment purposes, and not with view to, or for resale in connection with, any distribution of the Securities. The Subscriber understands that the offer and the sale of the Securities has not been registered under the Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction meets the requirements for such exemptions.

(ii)	The Subscriber understands that the Securities and the securities of which the Securities consists are “restricted securities” under applicable federal securities laws and that the Act and the rules of the SEC provide in substance that the Subscriber may dispose of the such securities only pursuant to an effective registration statement under the Act or an exemption therefrom. The Subscriber further understands that the Common Stock and the Common Stock for which the Warrant is exercisable will also be restricted securities, as described herein. The certificates evidencing the Common Stock and the Warrant offered hereby (and the Common Stock which may be issued upon exercise of the Warrant) will bear a legend which clearly sets forth this restriction. The Subscriber understands that the Subscriber may not at any time demand the purchase by the Company of the Subscriber's Securities or any of the Common Stock underlying the Securities.

(iii)	The Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any of the Common Stock underlying the Securities, or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of such securities under the Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Act and all applicable state securities laws; (B) that the Company and any transfer agent for the Company shall not be required to give effect to any purported transfer of such securities except upon compliance with the foregoing restrictions; and (C) that a restrictive legend will be placed on the certificates representing the Common Stock and the Warrant.

(iv)	The Subscriber has not offered or sold any portion of the subscribed for Securities and has no present intention of dividing such Securities with others or of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

6.	Survival and Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Paragraph 6 shall survive (i) the acceptance of the Subscription Agreement by the Company and (ii) the death or disability of the Subscriber. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in Paragraph 5 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Subscriber's qualification and suitability to purchase the Securities. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgment or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty or covenant herein. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the federal securities or state securities laws.

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7.	Registration Statement. The Company shall file a registration statement on Form S-1 pursuant to Rule 415 of the Securities Act (the “Registration Statement”) to register the Common Stock within 90 calendar days of the closing of the Offering. Subscriber shall promptly provide all information requested by Company required for the filing of the registration statement and any delays caused by Subscriber shall extend the aforementioned timeframes for each day after 2 Business Days that Subscriber fails to provide the required information following written notice from Company. Company shall maintain the effectiveness of the Registration Statement until all of the shares of Common Stock registered under the Registration Statement have been sold or may be sold without registration and without volume or manner-of-sale limits under Rule 144. If pursuant to Rule 415 of the Securities Act, the SEC shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement, then Buyer shall be obligated to include in such Registration Statement only such limited portion of the Common Stock underlying the Warrants.

8.	Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing and delivered in person, sent by email delivery of a “pdf” file or sent by registered or certified mail (return receipt requested) or nationally recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

(a)	If to Company, to:
Provision Holding, Inc. Attn: Curt Thornton, CEO and President 9253 Eton Avenue Chatsworth, CA 91311 curt@provision.tv

(b)	If to the Subscriber, at the address set forth on the first page hereof or directly to the Subscriber at the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

A notice or communication will be effective (i) if delivered in person, by email or by overnight courier, on the business day it is delivered and (ii) if sent by registered or certified mail, three (3) business days after dispatch.

9.	Assignability. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by each of the parties hereto.

10.	Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

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11.	Entire Agreement. This Subscription Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

12.	Governing Law. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the State of California. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in Los Angeles County, California.

13.	Severability. If any provision of this Subscription Agreement or the application thereof to any Subscriber or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

14.	Counterparts and Facsimiles. This Subscription Agreement may be executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile or “pdf” signature of any of the parties set forth below and the facsimile or “pdf” signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

15.	Acceptance of Subscription. The Subscriber understands and acknowledges that (a) the Company has the unconditional right, exercisable in its sole and absolute discretion, to accept or reject this Subscription Agreement, in whole or in part, (b) subscriptions need not be accepted in the order received, (c) all subscriptions are subject to prior sale, withdrawal, modification or cancellation of the Offering by the Company, (d) no subscription shall be valid unless and until accepted by the Company, (e) this Subscription Agreement shall be deemed to be accepted by the Company only when it is signed by an executive officer of the Company on behalf of the Company, and (f) notwithstanding anything in this Subscription Agreement to the contrary, the Company will have no obligation to issue a Securities to any person to whom the issuance of a Securities would constitute a violation of the Act or any state securities laws.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement this ____ day of ____, 2017.

(If subscriber is an individual)

Signature:_____________________________________

Printed Name:__________________________________

(If subscriber is an entity)

Signature:_____________________________________

Printed Name of Entity:__________________________

Printed Name of Signatory:________________________

Title of Signatory:______________________________

                                  __________________________________________

                                  Street Address

                                  __________________________________________

                                  City      State      Zip

                                  __________________________________________

                                  E-Mail Address

ACCEPTED by the Company this the ____ day of _______________, 2017.

Provision Holding, Inc.

By:
Curt Thornton, CEO and President

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EXHIBIT A TO SUBSCRIPTION AGREEMENT

PURCHASER QUESTIONNAIRE

[ALL INFORMATION WILL BE TREATED CONFIDENTIALLY]

Provision Holding, Inc.

9253 Eton Avenue

Chatsworth, CA 91311

The information contained herein is being furnished by the undersigned to Provision Holding, Inc. (the “Company”) in order for the Company to determine whether the undersigned's Subscription Agreement to purchase shares of common stock, par value $0.001, of the Company (the “Common Stock”) with a warrant to purchase shares of Common Stock of the Company at an exercise price of $0.09 (the “Warrant”), under the terms and conditions set forth in the Warrant may be accepted by the Company pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). I, the undersigned, understand that (a) the Company will rely upon the information contained herein for purposes of determining the availability of the exemptions and (b) the Common Stock, the Warrant and Common Stock into which the Warrant is exercisable will not be registered under the Act in reliance upon the exemptions.

All information furnished is for the sole use of the Company and will be held in confidence by the Company, except that this Questionnaire may be furnished to such parties as the Company deems desirable to establish compliance with federal or state securities laws.

In accordance with the foregoing, the undersigned herby represents and warrants that, except as indicated below, the purchase of the Common Stock and the Warrant will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

(State “No Exceptions” or set forth exceptions and give details. Attach additional pages if necessary.)

____________________________________________________________________

____________________________________________________________________

PART ONE: TO BE COMPLETED ONLY BY PROSPECTIVE PURCHASERS WHO ARE NATURAL PERSONS:

1.           Name:________________________________ Age:_________

2.           Residence address, telephone number, fax and e-mail address:

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

Purchaser Questionnaire - Page 1 of 4

3.           Employer or business association (including address and phone number of such employer or business association), position held and length of service:

_____________________________________________________________________________________

_____________________________________________________________________________________

4.           Check one of the following representations (a) or (b).

_____ (a) My individual net worth, or joint net worth with my spouse, exceeds $1,000,000. (For purposes of calculating net worth under this paragraph: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence as of the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding as of the date hereof exceeds the amount outstanding 60 days ago, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence as of the date hereof shall be included as a liability.)

_____ (b) My individual income (without my spouse) was in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect an income reaching the same income level in the current year. For purposes of this Purchaser Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) deductions for alimony paid, (v) amounts contributed to an IRA or Keogh retirement plan and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

5.           Please describe your educational background.

_____________________________________________________________________________________

_____________________________________________________________________________________

6.           Professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations, if any:

_____________________________________________________________________________________

_____________________________________________________________________________________

PART TWO: TO BE COMPLETED BY ALL PROSPECTIVE PURCHASERS WHO ARE NOT NATURAL PERSONS.

7.           Name of entity:

_____________________________________________________________________________________

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8.           Address of principal office:

_____________________________________________________________________________________

Telephone Number:_____________________________________________________________________

9.          Type of Organization (partnership, corporation, etc.):

_____________________________________________________________________________________

10.         Date and place of organization:

_____________________________________________________________________________________

11.         The undersigned, if applicable, is:

(a)	(___) a bank as defined in Section 3(a)(2) of the Securities Act of 1933 (“Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act; (___) a broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934; (___) an insurance company as defined in Section 2(13) of the Act; (___) an investment company registered under the Investment Company Act of 1940; or (___) a business development company as defined in Section 2(a)(48) of that act; (___) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; (___) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by the undersigned as a plan fiduciary, as defined in Section 3(21) of such Act, and the undersigned in (___) a bank, (___) an insurance company, (___) a savings and loan association, or (___) a registered investment advisor; (___) an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b)	(___) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(c)	(___) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

(d)	(___) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in the rules and regulations of the Act;

(e)	(___) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(f)	(___) a director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

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(g)	(___) an entity in which all of the equity owners are Accredited Investors as defined in Rule 501(a) of Regulation D. Each equity owner must submit an individual Purchaser Questionnaire.

(1)       List all equity owners of the entity:

________________________________________________________________________

________________________________________________________________________

(2)       Type of entity: _____________________________________________________

(3)	Attach a copy of the entity's: Articles of Incorporation and Directors' Resolution authorizing the investment; or Company or Trust Agreement; if any.

REPRESENTATIONS AND WARRANTIES OF EACH PROSPECTIVE PURCHASER:

The undersigned understands that the Company will be relying on the accuracy and completeness of the responses to the foregoing questions and represents and warrants to the Company as follows:

(i)       The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the undersigned has met the investor suitability requirements set forth herein, and whether the Offering in which the undersigned proposes to participate is exempt from registration under the Act, and the rules promulgated thereunder; and

(ii)       The undersigned will notify the Company immediately of any material change in any statement made herein occurring prior to acceptance of the Subscription Agreement for the purchase by the undersigned of the Common Stock and Warrants of the Company.

IN WITNESS WHEREOF, I have executed this Purchaser Questionnaire this the _____ day of _______________, 2017.

(If subscriber is an individual)

Signature:_____________________________________

Printed Name:__________________________________

(If subscriber is an entity)

Signature:_____________________________________

Printed Name of Entity:__________________________

Printed Name of Signatory:________________________

Title of Signatory:______________________________

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EXHIBIT A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AS SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE LAWS IS AVAILABLE.

WARRANT TO PURCHASE

COMMON STOCK OF

PROVISION HOLDING, INC.

Date of Issuance: ______, 2017	Warrant No. 2017-______

This certifies that, for value received, PROVISION HOLDING, INC., a Nevada corporation (the “Company”), grants __________, an _________ or ____ registered assigns (the “Registered Holder”), the right to subscribe for and purchase from the Company, at the Exercise Price (as defined herein), from and after 9:00 a.m. Pacific Standard Time on _____, 2017 (the “Exercise Date”) and to and including 5:00 p.m., Pacific Standard Time, on _______,2020 (the “Expiration Date”), ___________________ shares, as such number of shares may be adjusted from time to time as described herein (the “Warrant Shares”), of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to the provisions and upon the terms and conditions herein set forth. The “Exercise Price” per share of Common Stock will be $0.09 per share.

This Warrant is issued in connection with the sale and issuance of Common Stock to the Registered Holder and in connection with that certain Subscription Agreement between the Company and the Registered Holder dated as of ______, 2017 (the “Subscription Agreement”). The Registered Holder of this Warrant is subject to the terms and conditions set forth in the Subscription Agreement.

Section 1.   Recordation on Books of the Company. The Company shall record this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Records”), in the name of the Registered Holder. The Company may deem and treat the Registered Holder as the absolute owner of this Warrant for the purpose of any exercise hereof or any distribution to the Registered Holder.

Section 2.   Registration of Transfers and Exchanges.

(a)         Subject to Section 9 hereof, the Company shall register the transfer of this Warrant, in whole or in part, upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto completed and duly endorsed by the Registered Holder, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing the Common Stock purchase rights so transferred shall be issued to the transferee and a new Warrant, in similar form, evidencing the remaining Common Stock purchase rights not so transferred, if any, shall be issued to the Registered Holder.

Series A2 Warrant – Page 1

(b)       This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the office of the Company specified in or pursuant to Section 3(b) hereof, for new Warrants, in substantially the form of this Warrant evidencing, in the aggregate, the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the Registered Holder at the time of such surrender.

Section 3.   Duration and Exercise of this Warrant.

(a)       This Warrant shall be exercisable by the Registered Holder as to the Warrant Shares at any time during the period commencing on the Exercise Date and ending on the Expiration Date. At 5:00 p.m., Pacific Standard Time, on the Expiration Date, this Warrant, to the extent not previously exercised, shall become void and of no further force or effect.

(b)      Subject to Section 7 hereof, upon exercise or surrender of this Warrant, with the Form of Election to Purchase attached hereto completed and duly endorsed by the Registered Holder, to the Company at 9253 Eton Avenue, Chatsworth, CA, 91311, Attention: Curt Thornton, CEO and President, or at such other address as the Company may specify in writing to the Registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares then issuable upon exercise of this Warrant in lawful money of the United States of America, all as specified by the Registered Holder in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the Registered Holder, and in such name or names as the Registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise. Any person so designated in the Form of Election to Purchase, duly endorsed by the Registered Holder, as the person to be named on the certificates for the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares, evidenced by such certificates, as of the Date of Exercise (as hereinafter defined) of such Warrant.

(c)       The Registered Holder may pay the applicable Exercise Price pursuant to Section 3(b), at the option of the Registered Holder, either (i) by cashier’s or certified bank check payable to the Company, or (ii) by wire transfer of immediately available funds to the account which shall be indicated in writing by the Company to the Registered Holder, in either case, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the “Aggregate Exercise Price”).

(d)       The “Date of Exercise” of any Warrant means the date on which the Company shall have received (i) this Warrant, with the Form of Election to Purchase attached hereto appropriately completed and duly endorsed, and (ii) payment of the Aggregate Exercise Price as provided herein.

(e)       This Warrant will be exercisable either in its entirety or, from time to time, for part, only of the number of Warrant Shares which are issuable hereunder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares issued pursuant to such exercise, deliver to the Registered Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which Warrant shall be substantially in the form of this Warrant.

Series A2 Warrant – Page 2

(f)       Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	the VWAP on the five Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

Section 4.   Payment of Expenses. The Company will pay all expenses (other than any federal or state taxes, including without limitation income taxes, or similar obligations of the Registered Holder) attributable to the preparation, execution, issuance and delivery of this Warrant, any new Warrant and the Warrant Shares.

Section 5.   Mutilated or Missing Warrant Certificate. If this Warrant is mutilated, lost, stolen or destroyed, upon request by the Registered Holder, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a substitute Warrant, in substantially the form of this Warrant, of like tenor, but, in the case of loss, theft or destruction, only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, if requested by the Company, indemnity also reasonably satisfactory to it.

Section 6.   Reservation, Listing and Issuance of Warrant Shares.

(a)       The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the rights represented by this Warrant, the number of Warrant Shares deliverable upon exercise of this Warrant. The Company will, at its expense, use it best efforts to cause such shares to be included in or listed on (subject to issuance or notice of issuance of Warrant Shares) all markets or stock exchanges in or on which the Common Stock is included or listed not later than the date on which the Common Stock is first included or listed on any such market or exchange and will thereafter maintain such inclusion or listing of all shares of Common Stock from time to time issuable upon exercise of this Warrant.

(b)       Before taking any action which could cause an adjustment pursuant to Section 7 hereof reducing the Exercise Price below the par value of the Warrant Shares, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue at the Exercise Price, as so adjusted, Warrant Shares that are fully paid and non-assessable.

(c)       The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and nonassessable, and (ii) free from all liens, charges and security interests.

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Section 7.   Adjustment of Number of Warrant Shares.

(a)         The number of Warrant Shares to be purchased upon exercise hereof is subject to change or adjustment from time to time as hereinafter provided:

(i)       Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In case the Company shall (a) pay a dividend with respect to its Common Stock in shares of capital stock, (b) subdivide its outstanding shares of Common Stock, (c) combine its outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock or (d) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), other than elimination of par value, a change in par value, or a change from par value to no par value (any one of which actions is herein referred to as an “Adjustment Event”), the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior to the record date for such Adjustment Event shall be adjusted so that the Registered Holder shall thereafter be entitled to receive the number of shares of Common Stock or other securities of the Company (such other securities thereafter enjoying the rights of shares of Common Stock under this Warrant) that such Registered Holder would have owned or have been entitled to receive after the happening of such Adjustment Event, had such Warrant been exercised immediately prior to the happening of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to this Section 7(a)(i) shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

(ii)       Adjustment of Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted pursuant to Section 7(a)(i), the Exercise Price for each Warrant Share payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

(iii)      Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company (a) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation of merger, or (b) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (c) transfers all or substantially all of its properties and assets to any other corporation, or (d) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash and/or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection 7(a)(iii), the Registered Holder, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and/or assets to which such holder would have been entitled upon such consummation if the Registered Holder had so exercised this Warrant immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section).

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(iv)       De Minimis Adjustments. No adjustment in the Exercise Price and number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least $0.001 in the Exercise Price; provided, however, that any adjustments which by reason of this Section 7(a)(iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share.

(b)       Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly notify the Registered Holder in writing (such writing referred to as an “Adjustment Notice”) of such adjustment or adjustments and shall deliver to such Registered Holder a statement setting forth the number of shares of Common Stock purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(c)       Other Notices. In case at any time:

(i)       the Company shall declare any cash dividend on its Common Stock;

(ii)      the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

(iii)     the Company shall offer for subscription pro rata to all of the holders of its Common Stock any additional shares of stock of any class or other rights;

(iv)    the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings or earned surplus or dividends payable in Common Stock);

(v)     there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Company’s Common Stock), or sale of all or substantially all of its assets to another corporation; or

(vi)     there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Company;

then, in any one or more of said cases the Company shall give written notice, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company, of (1) the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) the date (or, if not then known, a reasonable approximation thereof by the Company) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, as the case may be. Such written notice shall be given (except as to any bankruptcy proceeding) at least five (5) days prior to the action in question and not less than five (5) days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the 1933 Act, or to a favorable vote of stockholders, if either is required.

Series A2 Warrant – Page 5

(d)       Statement on Warrants. The form of this Warrant need not be changed because of any change in the Exercise Price or in the number or kind of shares purchasable upon the exercise of a Warrant. However, the Company may at any time in its sole discretion make any change in the form of the Warrant that it may deem appropriate and that does not affect the substance thereof and any Warrant thereafter issued, whether in exchange or substitution for any outstanding Warrant or otherwise, may be in the form so changed.

(e)       Fractional Interest. The Company will not be required to issue fractional Warrant Shares on the exercise of the Warrants. The number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on the exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 7© be issuable on the exercise of the Warrants (or specified proportion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then fair value of one share of Common Stock, as determined by the Board of Directors of the Company in good faith, multiplied by such fraction computed to the nearest whole cent.

Section 8.   No Rights or Liabilities as a Stockholder. The Registered Holder shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise shall have occurred. No provision of this Warrant, in the absence of affirmative action by the Registered Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights and privileges of the Registered Holder, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 9.   Transfer Restrictions; Registration of the Warrant and Warrant Shares.

(a)       Neither the Warrant nor the Warrant Shares have been registered under the 1933 Act. The Registered Holder, by acceptance hereof, represents that it is acquiring this Warrant to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate this Warrant, any purchase rights evidenced hereby or any Warrant Shares unless a registration statement is effective for this Warrant or the Warrant Shares under the 1933 Act, or in the opinion of such Registered Holder’s counsel reasonably satisfactory to the Company, a copy of which opinion shall be delivered to the Company, such registration is not required as some other exemption from the registration requirement of the 1933 Act and applicable laws is available.

Series A2 Warrant – Page 6

(b)       Subject to the provisions of the following paragraph of this Section 9, each Certificate for Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AS SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE LAWS IS AVAILABLE.

(c)       The restrictions and requirements set forth in the foregoing paragraph shall apply with respect to Warrant Shares unless and until such Warrant Shares are sold or otherwise transferred pursuant to an effective registration statement under the 1933 Act or are otherwise no longer subject to the restrictions of the 1933 Act, at which time the Company agrees to promptly cause such restrictive legends to be removed and stop transfer restrictions applicable to such Warrant Shares to be rescinded.

Section 10.      Notices. All notices and other communications relating to this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first-class mail, postage prepaid, return receipt requested, or overnight air courier guaranteeing next day delivery to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

(a)       If to the Registered Holder of this Warrant or the holder of the Warrant Shares, addressed to the address of such Registered Holder or holder as set forth on books of the Company or otherwise furnished by the Registered Holder or holder to the Company.

(b)       If to the Company, addressed to:

Provision Holding, Inc.

9253 Eton Avenue

Chatsworth, CA 91311

Attn: Curt Thornton, CEO and President

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, and (ii) if sent by registered or certified mail, the earlier of the date of actual receipt by the party to whom such notice is required to be given or three (3) days after deposit in the United States mail.

Section 11.   Binding Effect. This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the holder or holders from time to time of this Warrant and the Warrant Shares.

Section 12.   Survival of Rights and Duties. This Warrant shall terminate and be of no further force and effect on the earlier of (i) 5:00 p.m., Pacific Standard Time, on the Expiration Date and (ii) the date on which this Warrant and all purchase rights evidenced hereby have been exercised, except that the provisions of Sections 6© and 9 hereof shall continue in full force and effect after such termination date.

Section 13.   Governing Law. This Warrant shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the State of California. In any action between or among any of the parties, whether arising out of this Warrant or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in Los Angeles County, California.

Section 14.   Section Headings. The Section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

Series A2 Warrant – Page 7

IN WITNESS WHEREOF, Provision Holding, Inc. has caused this Warrant to be duly executed in its corporate name by the manual signature of its President.

PROVISION HOLDING, INC.

By:
Curt Thornton, CEO and President

Date:

Series A2 Warrant – Page 8

FORM OF ELECTION TO PURCHASE

(To Be Executed Upon Exercise of this Warrant)

To Provision Holding, Inc.:

The undersigned, the record holder of this Warrant (Warrant No. _____), hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ___________ of the Warrant Shares and herewith and hereby tenders payment for such Warrant Shares to the order of Provision Holding, Inc. of _________________, representing the full purchase price for such shares at the price per share provided for in such Warrant and the delivery of any applicable taxes payable by the undersigned pursuant to such Warrant.

The undersigned requests that certificates for such shares be issued in the name of:

(Please print name and address)	Social Security or Tax Identification No.

In the event that not all of the purchase rights represented by the Warrant are exercised, a new Warrant, substantially identical to the attached Warrant, representing the rights formerly represented by the attached Warrant which have not been exercised, shall be issued in the name of and delivered to:

(Please print name and address)	Social Security or Tax Identification No.

Dated:	Name of Holder (Print):

By:
(Name):
(Title):

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FORM OF ASSIGNMENT

FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the attached Warrant (Warrant No. ___) with respect to the number of shares of Common Stock covered thereby set forth opposite the name of such assignee unto:

Name of Assignee	Address	Number of Shares of Common Stock

If the total of said purchase rights represented by the Warrant shall not be assigned, the undersigned requests that a new Warrant Certificate evidencing the purchase rights not so assigned be issued in the name of and delivered to the undersigned.

Dated: __________________                                       Name of Holder (Print): ________________________

________________________________

          (Signature of Holder)